EXHIBIT 99.1

Specialty Pharmaceuticals for Psychiatry & Neurology NASDAQ: SOMX

Forward Looking Statements This presentation contains forward-looking statements about our business, including results of our clinical trials, potential indications for our product candidates, development timelines, future financial results and events that have not yet occurred. Pharmaceutical development inherently involves significant risks and uncertainties, including the risks outlined under "Risk Factors" and elsewhere in our Annual Report on Form 10-K and our other filings made with the SEC from time to time. Our actual results may differ materially from our expectations due to these risks and uncertainties, including our near-term dependence on the success of our lead product candidate, SILENORTM, and factors relating to regulatory approval, the timing of certain preclinical toxicology work requested by FDA, research and development, intellectual property protection, competition, industry environment, ability to raise sufficient capital, ability to attract a strategic partner, and other matters. Somaxon undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Focused on Psychiatric and Neurologic Disorders SILENOR(tm): Product candidate for treatment of insomnia Completed four successful Phase 3 clinical trials Differentiated product profile creates significant market potential Planning NDA filing in Q1 2008 Conducting ongoing discussions regarding strategic relationship to optimize commercialization

2002 2003 2004 2005 2006 2007 Ambien 36 40 43 47 56 62 Insomnia: An Attractive Market Total Rx Millions Total Prescriptions Source: Wolters Kluwer Health *Data through 11/07, year-end projection CAGR 11.4% *

Frequency of Insomnia is High Every Night A Few Nights per Week A Few Nights per Month Rarely Never East 0.33 0.21 0.25 0.19 0.02 National Sleep Foundation. 2005. 54% 70 million adults suffer from insomnia 25 million with chronic and/or severe insomnia % of Respondents

Market Opportunity Only ~20% take an Rx sleep aid 30% don't take prescribed sleep Rx due to fear of dependence 26% don't take prescribed sleep Rx due to fear of side effects Source: Mintel Premier 2006; Somaxon market research 34% of diagnosed patients not on an Rx sleep drug feel that sleep drugs have too many side effects

Common Insomnia Complaints Source: Sleep in America Poll 2005 Difficulty falling asleep Wake feeling unrefreshed 22% 22% 32% 38% Waking frequently during the night Waking too early Sleep Maintenance 32% 22%

Patients Want Better Options Source: Somaxon market research "How well would you say your insomnia/sleep problem is controlled?" Somewhat controlled 49% Completely/Well controlled 12% Poorly/Not at all controlled 39% 70% of insomnia sufferers sleep <6 hours/night

Limitations of Current Insomnia Treatments Commonly cited reasons for dissatisfaction include: Fear of dependence Risk of memory impairment, confusion, sedation, falls Next day hangover and impaired daytime functioning Anticholinergic effects Development of tolerance Inability to sleep through the night

Evolution of Insomnia Treatments BZB/BRB Z-Drugs (GABA) Melatonin Agonist Selective H1 Antagonist Prescription Growth

Most Existing Insomnia Agents Stimulate Sleep Via GABA GABA-acting sleep products induce sedation via non-selective suppression of CNS arousal mechanism Promote sleep but with risks of amnesia, motor un-coordination, complex sleep behaviors (sleep driving, etc.) Schedule IV controlled substances

Fundamentally Different MOA Histamine (H1) is one of several waking neuro- transmitters important in the arousal system SILENOR(tm) has high affinity for H1 receptors SILENOR(tm) has significant effects at night through the blockade of H1, which promotes and maintains sleep H1 blockade does not prevent or diminish arousal due to other neurotransmitters in the arousal system

SILENOR™: Potent and Specific H1 Antagonist



Inverse Affinity (1/Kd (nM) x 10,000)
10,000
1,000
100
10
1
Doxepin
Amitriptyline
Diphenhydramine
Trazodone

Relative Affinity for H1 Receptors

SILENOR™ exhibits potent and specific H1 effects without clinically relevant binding to other receptors associated with next day sedation and anticholinergic effects

Somaxon Pharmaceuticals

Richelson (1994)

Differentiated Product Profile: Efficacy In multiple clinical trials, SILENOR(tm) has demonstrated: Sleep Onset Sleep Maintenance Prevention of Early Awakenings Efficacy in Adults Elderly Chronic and transient insomniacs Improves Sleep Quality Long Term Studies - Sustained Effect

PBO DXP 3mg DXP 6mg 0 1 0.505 0.62 0.606 2 0.783 0.901 0.914 3 0.848 0.933 0.93 4 0.861 0.909 0.932 5 0.829 0.898 0.901 6 0.807 0.894 0.93 7 0.852 0.888 0.912 8 0.745 0.878 0.884 DXP 6mg DXP 3mg PBO SILENOR(tm) Phase 3 Adult Chronic Insomnia PSG Trial Sleep Efficiency (SE) - by Hour Night 1 Hour Night 1

PBO DXP 1mg DXP 3mg Baseline Night 15 0.4 0.53 0.68 Night 29 0.43 0.58 0.71 Night 57 0.47 0.66 0.8 Night 85 0.41 0.72 0.74 SILENOR(tm) Phase 3 Elderly Chronic Insomnia PSG Trial (3mos) p=0.0008 p=0.0985 p=0.1578 p=0.0003 p=0.0211 p=0.0001 p<0.0001 P=0.0011 CGI (Patient) - Therapeutic Effect % Indicating Improved Sleep DXP 3mg DXP 1mg PBO

PBO DXP 1mg DXP 3mg Baseline Night 15 0.22 0.23 0.41 Night 29 0.23 0.35 0.41 Night 57 0.26 0.4 0.5 Night 85 0.25 0.43 0.5 SILENOR(tm) Phase 3 Elderly Chronic Insomnia PSG Trial (3mos) CGI (Clinician) - Therapeutic Effect % With Moderate/Marked Improvement DXP 3mg DXP 1mg PBO

PBO DXP 6mg Baseline Week 1 0.35 0.45 Week 2 0.32 0.48 Week 3 0.38 0.51 Week 4 0.36 0.49 SILENOR(tm) Phase 3 Elderly Chronic Insomnia Trial (4wk outpt) Week of study p<0.0221 p=0.0564 p=0.0307 p=0.0226 DXP 6mg PBO CGI (Patient) - Therapeutic Effect % Indicating Less Time to Fall Asleep

Differentiated Product Profile: Safety and Tolerability In multiple clinical trials, SILENORTM has demonstrated: Low drop out rate in clinical trials <10% AEs comparable to PBO No amnesia, hallucinations No complex sleep behaviors No next day residual effects at proposed starting doses No tolerance or rebound insomnia No withdrawal symptoms No weight gain

SILENOR™
Successfully Completed Clinical Program Supports Product Profile

Study	ONSET		MAINTENANCE		DURATION		PREVENT EARLY AWAKENINGS	
	LPS	LSO	WASO	sWASO	TST	sTST	WTAS	SE hr 8
P2 Adult	p>0.05	p<0.05	p<0.05 (Primary Endpoint)	p>0.05	p<0.05	p<0.05	p<0.05	p<0.05
P2 Elderly	p>0.05	p<0.05	p<0.05 (Primary Endpoint)	p<0.05	p<0.05	p<0.05	p<0.05	p<0.05
P3 Adult	p<0.05	p>0.05	p<0.05 (Primary Endpoint)	p<0.05	p<0.05	p<0.05	p<0.05	p<0.05
P3 Transient	p<0.05 (Primary Endpoint)	p<0.05	p<0.05	p<0.05	p<0.05	p<0.05	p<0.05	p<0.05
P3 Elderly 3 mo.	p>0.05	p<0.05	p<0.05 (Primary Endpoint)	p>0.05	p<0.05	p<0.05	p<0.05	p<0.05
P3 Elderly	Not Assessed	p>0.05	Not Assessed	p<0.05	Not Assessed	p<0.05 (Primary Endpoint)	Not Assessed	Not Assessed

KEY: p<0.05 · p>0.05 · Not Assessed · ◆ Primary Endpoint

A FULL night's sleep A GOOD night's sleep To wake up without hangover or other side effects Can take nightly without fear of dependence SILENOR(tm) What do Patients Want?

Positioning as a Result of Phase 3 First Line Therapy for Insomnia Amnesia Complex Sleep Behaviors Hormone Changes Metallic Taste Attributes SILENORTM Sonata Ambien Ambien CR Lunesta Rozerem Onset Maintenance Last 3rd of Night Long Term Studies Not Scheduled Not GABA

Proprietary Position - Issued Patents US Patent 5,502,047-expires 2013 Method of treating chronic insomnia at low dose One relevant reference found; successful re-examination at PTO with limited impact on scope of patent protection Additional references submitted in a reissue proceeding; proceeding concluded with no further limitation to claims US Patent 6,211,229-expires 2020 Method of treating transient insomnia due to first night sleep promoting effect No relevant references found after extensive search Referenced 2013 chronic insomnia patent as prior art Both chronic and transient insomnia covered under the proposed "treatment of insomnia" indication in the label Patent claims integrated with regulatory strategy to maximize exclusivity

Proprietary Position - Pending Applications Multiple new applications covering key safety and efficacy data in the proposed label Method of improving PK Formulation and manufacturing processes Method of preventing early awakenings and improving sleep efficiency Method of treating insomnia without sedative tolerance, rebound insomnia or weight gain Method of treating insomnia in the elderly

Proprietary Position - Life Cycle Management Pending applications relating to next generation products Orally disintegrating formulations Combination drug formulations Multi-layer formulations Method of treating insomnia with ultra low dose doxepin

SILENOR(tm) Regulatory Status January 2008 All pivotal clinical trials successfully completed NDA submission planned for Q1 2008 will include: Preclinical genotoxicity & reproductive tox data 26 week carcinogenicity results 2 year carc preclinical study initiated; plan to submit data as post-approval commitment

On the market >37years Dosed 10-50x > proposed SILENOR(tm) dosing Estimated >100M Rx's since approval Chronic usage typically at 75-150mg/day Doxepin: A Long History 10 25 50 75 300 Depression 1 6 Insomnia SILENOR(tm) 3 Doxepin

Changing Market Dynamics Competition is moving away from launch phase: Promotional spending is decreasing Number of primary details are decreasing SILENOR(tm) has potential to be the first new product entry since 2006 Due to its highly differentiated product profile, SILENOR(tm) will generate favorable share of voice New product entrees estimated to be several years behind SILENOR(tm) launch

6.2 12.4 18.6 24.8 31 62 Rxs per Decile 6.2 12.4 18.6 24.8 31 62 Accessible Market Cumulative Rx's Per decile (in millions) 534,766 42,396 28,957 18,170 9,745 3,572 Cumulative # of MDs per decile

Commercial Planning Market preparation activities underway Publications Symposia Positioning Messaging Branding Planning activities for co-promotion to specialists Continuing discussions regarding strategic collaborations

Strategic Collaboration for SILENOR(tm) GOAL: Maximize shareholder value Traditional licensing with co-promotion rights Co-promotion with shared revenues and costs M&A to gain access to sales infrastructure/ products

Financial Highlights Cash, cash equivalents & short term investments Shares outstanding Fully diluted shares $40.8 mm 18.2 mm 21.4 mm Cash runway Cash, cash equivalents & short term investments (9/30/07) Cash runway at least through 2008

Somaxon Highlights Specialty pharmaceuticals focused on psychiatric and neurologic disorders Product candidate SILENOR(tm) for treatment of insomnia Completed four successful Phase 3 clinical trials Differentiated product profile Significant market potential 2008 Goals File NDA in Q1 Establish strategic collaboration for commercialization of SILENOR(tm) Implement pre-launch program